                            THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
IN THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM
AND THE SALOMON BROTHERS 30 YEAR GNMA INDEX
                                                                      Salomon Brothers 30 Year GNMA  GNMA IAP
1989                                                                                        $10,000   $10,000
1990                                                                                        $11,092   $11,034
1991                                                                                        $12,860   $12,603
1992                                                                                        $13,836   $13,413
1993                                                                                        $14,758   $14,288
1994                                                                                        $14,569   $13,808
1995                                                                                        $17,037   $16,230
1996                                                                                        $17,994   $16,942
1997                                                                                        $19,684   $18,494
1998                                                                                        $21,026   $19,792
1999                                                                                        $21,445   $19,905
                                                                      Salomon Brothers 30 Year GNMA
                                                                                           GNMA IAP
                                                                                           Year End
                                                           GNMA FUND'S AVERAGE ANNUAL TOTAL RETURNS
                                                                     FOR THE PERIOD ENDING 12/31/99
                                                                                             1 YEAR     0.57%
                                                                                             5 YEAR     7.59%
                                                                                            10 YEAR     7.13%

To Our Shareholders:

    We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1999.

    During the year, the Program generated net investment income of 6.37% as a percentage of average net assets and paid dividends of $1.27 per share.

    During the year, interest rates on 30 year Treasury securities fluctuated from a low of 5% in January to a high of 6% in December. GNMA current coupons purchased for the Program fluctuated from a low of 6.00% to a high of 7.5%. While principal pay downs of the GNMA pools held in the Program averaged $3.6 million per month during the first six months of the year, pay downs decreased to $2.3 million per month during the last six months of the year. Purchases of Program shares averaged $2.2 million per month and redemptions averaged $2.9 million per month.

    Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $77,169 of income to the Program.

    This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

    Thank you for including Defined Asset Funds and The GNMA Fund Investment Accumulation Program, Inc. among your investment portfolio.

Officers and Directors                               Sincerely,
Michael J. Perini-President and Director
Leonard I. Shankman-Director
Robert A. Kavesh-Director                            /s/Michael J. Perini
Timothy J. Mahoney-Vice President
Teresa A. Koncick-Secretary
Gerard J. Fenerty-Treasurer                          Michael J. Perini
                                                     President
Custodian and Transfer Agent
The Bank of New York
P.O. Box 974 Wall Street Station
New York, N.Y. 10268-0974

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        INTEREST       RANGE OF           FACE                         VALUE
                 SECURITY DESCRIPTION                     RATE        MATURITIES        AMOUNT*         COST*        (NOTE 1A)
                 --------------------                   --------      ----------        -------         -----        ---------
Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   6.00%    10/15/28-02/15/29  $ 23,035,477   $ 22,794,854   $ 20,981,472

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   6.50     05/15/23-04/15/29    42,726,127     42,787,683     40,149,229

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   7.00     03/15/22-07/15/29    62,621,853     63,022,926     60,534,479

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   7.50     02/15/22-12/15/29    28,641,738     28,807,909     28,352,342

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   8.00     03/15/17-11/15/26    11,158,563     11,234,819     11,281,776

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   8.50     06/15/16-05/15/25     5,493,875      5,554,034      5,659,262

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   9.00     04/15/16-10/15/21     3,230,812      3,237,242      3,385,959

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                   9.50     10/15/09-11/15/20     3,199,180      3,203,455      3,410,393

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  10.00     10/15/15-06/15/18     2,125,141      2,132,134      2,308,075

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  11.50     04/15/13-12/15/15     1,057,199      1,039,725      1,175,521

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  12.00     02/15/13-11/15/15       565,068        568,832        636,044

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  13.00         04/15/13             18,974         19,351         21,457

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  13.50         05/15/11              8,639          8,212          9,906

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  14.50         04/15/13             18,594         19,180         21,556

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  15.00         06/15/13            101,968        105,922        118,024

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  16.00     12/15/11-04/15/12        94,394         97,331        111,557

Government National Mortgage Association, Modified
Pass-Through Mortgage-Backed Securities                  17.00     10/15/11-01/15/12       373,110        390,515        451,921
                                                                                      ------------   ------------   ------------
Total Investments--99%..............................................................  $184,470,712   $185,024,124** $178,608,973
                                                                                      ============   ============
Other Assets in Excess of Liabilities--1%........................................................................      2,280,735
                                                                                                                    ------------
Net Assets--Equivalent to $19.95 net asset value per share on 9,066,722 shares of capital stock                     $180,889,708
outstanding--100%................................................................................................
                                                                                                                    ============

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
** Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:

  Investments at Value (Identified Cost $185,024,124) (Note
    1a).....................................................  $178,608,973

  Cash......................................................     1,460,180

  Interest Receivable.......................................     1,095,617

  Other.....................................................         5,866
                                                              ------------

    Total Assets............................................   181,170,636
                                                              ------------

LIABILITIES:

  Payable for Capital Stock Reacquired......................        12,462

  Accounts Payable and Accrued Expenses.....................       237,416

  Payable to Administrators (Note 2)........................        31,050
                                                              ------------

    Total Liabilities.......................................       280,928
                                                              ------------

NET ASSETS (Equivalent to $19.95 net asset value per share
    on 9,066,722
    shares of capital stock outstanding) (Note 4)...........  $180,889,708
                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:

INCOME:

  Interest Income and Premium Amortization (Note 1c)........                 $ 13,111,561

EXPENSES:

  Custodian, Transfer and Dividend Disbursing Agent Fees....  $    481,238

  Administration Fee (Note 2)...............................       383,552

  Printing and Mailing......................................       150,920

  Professional Fees.........................................        89,144

  Other.....................................................        11,700

  Directors' Fees & Expenses................................        11,000      1,127,554
                                                              ------------   ------------

    Net Investment Income...................................                   11,984,007

UNREALIZED GAIN ON INVESTMENTS:

  Unrealized Appreciation of Investments:

    Beginning of Year.......................................     4,375,869

    End of Year.............................................    (6,415,151)
                                                              ------------

  Decrease in Unrealized Appreciation.......................                  (10,791,020)
                                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $  1,192,987
                                                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1999              1998
                                                              ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS:

OPERATIONS:

Net Investment Income.......................................   $  11,984,007     $  12,630,693

Net Equalization (Debits) included in the Price of Capital
  Stock Sold and Reacquired (Note 1d).......................        (136,389)          (93,690)

Increase/(Decrease) in Unrealized Appreciation of
  Investments...............................................     (10,791,020)          915,099
                                                               -------------     -------------

Net Increase in Net Assets Derived from Operations..........       1,056,598        13,452,102
                                                               -------------     -------------

Dividends to Shareholders (Note 5)..........................     (11,757,579)      (12,869,683)
                                                               -------------     -------------

Capital Share Transactions (Exclusive of Net Equalization
  Debits Allocated to Undistributed Net Investment Income)
  (Note 4):

Net Proceeds from Sale of Capital Stock.....................      15,243,877        17,497,431

Net Asset Value of Shares Issued to Shareholders in
  Reinvestment of Dividends.................................      10,626,699        12,490,344
                                                               -------------     -------------

                                                                  25,870,576        29,987,775

Cost of Capital Stock Reacquired............................     (34,673,616)      (31,966,135)
                                                               -------------     -------------

Decrease in Net Assets from Capital Stock Transactions......      (8,803,040)       (1,978,360)
                                                               -------------     -------------

Total Decrease in Net Assets................................     (19,504,020)       (1,395,940)

NET ASSETS:

Beginning of Year...........................................     200,393,728       201,789,668
                                                               -------------     -------------

End of Year (including undistributed net investment income
  of $777,481 in 1999 and $687,441 in 1998 and accumulated
  realized capital losses of $55,675 in 1999 and $64,369 in
  1998).....................................................   $ 180,889,708     $ 200,393,728
                                                               =============     =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      1999       1998       1997       1996       1995
                                                    --------   --------   --------   --------   --------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT EACH YEAR:

Net Asset Value, Beginning of Year................  $  21.09   $  21.03   $  20.59   $  21.10   $  19.24
                                                    --------   --------   --------   --------   --------

Income From Investment Operations
Net Investment Income.............................      1.28       1.33       1.40       1.41       1.41

Net Realized and Unrealized Gain (Loss) on
  Investments.....................................     (1.15)      0.09       0.43      (0.53)      1.87
                                                    --------   --------   --------   --------   --------

  Total From Investment Operations................       .13       1.42       1.83       0.88       3.28
                                                    --------   --------   --------   --------   --------

Dividend Distributions from Net Investment
  Income..........................................     (1.27)     (1.36)     (1.39)     (1.39)     (1.42)
                                                    --------   --------   --------   --------   --------

Net Asset Value, End of Year......................  $  19.95   $  21.09   $  20.03   $  20.59   $  21.10
                                                    ========   ========   ========   ========   ========

TOTAL INVESTMENT RETURN...........................      0.57%      7.02%      9.16%      4.39%     17.54%
                                                    ========   ========   ========   ========   ========

SIGNIFICANT RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year
  (in thousands)..................................  $180,890   $200,394   $201,790   $207,769   $220,198
                                                    ========   ========   ========   ========   ========

Operating Expenses to Average Net Assets..........      0.60%      0.56%      0.57%      0.57%      0.58%
                                                    ========   ========   ========   ========   ========

Net Investment Income to Average Net Assets.......      6.37%      6.29%      6.74%      6.84%      6.92%
                                                    ========   ========   ========   ========   ========

Portfolio Turnover Rate...........................         0%         0%         0%         0%         0%
                                                    ========   ========   ========   ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    The GNMA Fund Investment Accumulation Program, Inc. (the "Program") was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as an open-end management company.

    The following is a summary of significant accounting policies consistently followed by the Program.

(a)  Investments are valued by the Program's
     pricing agent, Interactive Data
     Services, Inc. These values are not
     necessarily bids or actual last sale
     prices but are estimates of the prices
     at which the pricing agent believes the
     Program could sell such investment
     securities.

(b)  It is the Program's policy to comply
     with the requirements of the Internal
     Revenue Code applicable to regulated
     investment companies and to distribute
     all of its income to its shareholders.
     Therefore, no Federal income tax
     provision is required.

(c)  Security transactions are recorded on
     the date the securities are purchased
     or sold (the trade date). Interest
     income including amortization of
     discount less premium amortization is
     recorded as earned. Dividend
     distributions to shareholders are
     recorded on the ex-dividend date.

(d)  The Program follows the accounting
     practice known as "Equalization" by
     which a portion of the proceeds from
     sales and costs of reacquiring capital
     shares, equivalent on a per share basis
     to the amount of distributable net
     investment income on the date of the
     transaction, is credited or charged to
     undistributed net investment income. As
     a result, undistributed net investment
     income per share is unaffected by sales
     or reacquisitions of capital stock.

(e)  Prepaid registration fees are charged
     to expense as the related shares are
     issued or over the period of
     registration, whichever is applicable.

2. ADMINISTRATION AGREEMENT

    The Program has entered into an Administration Agreement with Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), Prudential Securities Inc., Dean Witter Reynolds, Inc. and Salomon Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1 1/2% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

    Certain officers and/or directors of the Program are officers of MLPF&S.

3. PURCHASES AND SALES OF SECURITIES

    During the year ended December 31, 1999 purchases, excluding short-term securities, totalled $30,460,871. There were no sales of securities.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

4. CAPITAL SHARES

The Articles of Incorporation authorize the Program to issue 25,000,000 shares of a single class. At December 31, 1999, paid-in capital amounted to $186,583,052. Transactions in shares were as follows:

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
Shares sold.................................................     746,206       834,609

Shares issued to shareholders in reinvestment of
  dividends.................................................     521,730       595,789
                                                              ----------    ----------
Total.......................................................   1,267,936     1,430,398
Shares reacquired...........................................  (1,702,879)   (1,523,507)
                                                              ----------    ----------

Net decrease................................................    (434,943)      (93,109)
                                                              ==========    ==========

5. DIVIDENDS AND DISTRIBUTIONS

    The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually. At December 31, 1999, the Program had a capital loss carryforward of approximately $56,000 (expiring in 2000), which will be available to offset a like amount of future taxable gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2000